Acquisition of TwinCo, Inc. and Ruby Valley Bank

Expanding Montana's Premier Community Bank into Madison County and the Ruby Valley

September 6, 2017



EAGLE BANCORP MONTANA, INC.

Peter J. Johnson
President and Chief Executive Officer

Trading Symbol NASDAQ: EBMT

RUBY VALLEY BANK
TWIN BRIDGES • SHERIDAN

Cautionary Notice Regarding Forward-Looking Statements

Certain statements contained in this presentation that are not statements of historical fact are forward-looking statements. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words "may", "would", "could", "will", "expect", "anticipate", "project", "believe", "intend", "plan" and "estimate", as well as similar words and expressions. These forward-looking statements include statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks or the assets of failed banks.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include the following:

> the inability to obtain the requisite regulatory and shareholder approvals for the anticipated acquisitions and meet other closing terms and conditions;
> the reaction to the anticipated acquisitions of all the banks' customers, employees and counter-parties or difficulties related to the transition of services;
> the timing to consummate the proposed merger;
> the risk that a condition to closing of the proposed merger may not be satisfied;
> the diversion of management time on issues related to the proposed merger;
> the difficulties and risks inherent with entering new markets;
> the results of the audit of the TwinCo financial statements;
> general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
> our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
> costs or difficulties related to the integration of the banks we may acquire may be greater than expected;
> restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
> governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
> competitive pressures among depository and other financial institutions may increase significantly;
> changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
> other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
> our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry;
> adverse changes may occur in the bond and equity markets;
> war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
> economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
> we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

Important Information about the Merger and Where to Find it

This communications does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger transaction, Eagle Bancorp Montana, Inc. (Eagle) will file a registration statement on Form S-4 with the SEC to register Eagle shares that will be issued to TwinCo, Inc. (TwinCo) shareholders in connection with the transaction. The registration statement will include a proxy statement of TwinCo and a prospectus of Eagle as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Eagle, TwinCo and the proposed transaction and related matters. A definitive proxy statement/prospectus will be mailed to shareholders of TwinCo. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY/PROSPECTUS) BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC's website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Eagle at its website at https://www.opportunitybank.com (which website is not incorporated herein by reference) or by contacting Laura Clark by telephone 406-457-4007. Security holders may also obtain free copies of the documents of TwinCo at its website at https://www.rubyvalleybank.com (which website is not incorporated herein by reference) or by contacting Kenneth M. Walsh by telephone at (406) 684 5678.

Eagle, TwinCo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TwinCo in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above and other relevant materials when filed with SEC. Additional information regarding each of Eagle's directors and executive officers, including their beneficial ownership of Eagle common stock is included in Eagle's definitive proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 14, 2017. You can obtain free copies of this document from Eagle using the contact information above.

Expanding Montana's Premier Community Bank into Madison County and the Ruby Valley: Delivering on the Growth Strategy and Expanding Agricultural Lending

- The acquisition of Ruby Valley Bank will establish Eagle Bancorp Montana, Inc. as the fifth largest bank headquartered in Montana
- Eagle enters the attractive markets of Madison County and the Ruby Valley
- Acquisition provides Eagle's subsidiary, Opportunity Bank of Montana with a significant expansion of its agricultural lending capability and skills to be leveraged throughout Montana
- Post-acquisition, the $800 million bank will operate 16 branches in key Montana markets
- Ruby Valley has a low cost of funds of 0.19% and an attractive deposit mix of 26% non interest bearing deposits and 80% non time deposits
- Eagle will continue partnering with the Walsh family to continue its successful banking history in the Ruby Valley
    - Ruby Valley's President and CEO , Ken Walsh will lead the new bank's effort in Madison County
    - Ken Walsh will also become a Director of Eagle Bancorp Montana, Inc. and Opportunity Bank
    - The new effort will build on the Opportunity Bank of Montana and Walsh family tradition of exceptional value added service and community leadership
    - Ruby Valley Bank brings to Eagle a long history and expertise in agricultural lending
- Financially attractive to Eagle:
    - Expected to be ~12% accretive to EPS in 2018 and ~15% in 2019 and at double digit accretion thereafter
    - Tangible book value earn-back in ~ 4 years
    - Internal rate of return in excess of 20%
- Low execution risk

Transaction Structure

STRUCTURE / CONSIDERATION	• TwinCo common stock exchanged for 11.1540 shares of Eagle and $247.16 in cash, subject to adjustment[1] • Approximately 446,773 shares of Eagle and $9.9 million in cash, in the aggregate, a 45%/55% stock and cash mix • Double trigger walk-away provision versus Nasdaq Bank Index • Ruby Valley Bank will be merged into Eagle's subsidiary Opportunity Bank of Montana • Combined bank will operate under the Opportunity Bank brand name
PRICING MULTIPLES[2]	• Aggregate Deal Value: ~ $18 million • Deal Value / Tangible Book Value: ~ 1.29x • Deal Value / LTM Earnings: ~ 13.7x • Core Deposit Premium: ~ 5.5%
BOARD / MANAGEMENT	• Ruby Valley Bank Chairman, Ken Walsh will join Eagle's and Opportunity Bank's Board of Directors • Ken Walsh to lead the combined bank's efforts in Madison County. • Pro Forma ownership 89.7% Eagle/10.3% TwinCo shareholders
APPROVALS/ TIMING	• Estimated close in early Q1 2018 • Customary regulatory approvals and shareholder approval by TwinCo • Eagle has secured commitments from approximately 90% of TwinCo's shareholders to vote in favor of transaction
ACCESS TO CAPITAL	• Eagle does not need to raise capital in connection with the acquisition of Ruby Valley Bank as Eagle will exceed all capital requirements post-transaction. In the event Eagle needs to raise capital in the future to support organic or strategic growth, Eagle has filed a shelf registration statement that will not expire until March 2020, which will allow Eagle to opportunistically access the capital markets if market conditions are favorable and management otherwise determines that it is in the best interests of Eagle and its shareholders to do so

(1) For mixed stock consideration only. Shareholders also have the ability to elect all stock or all cash, subject to customary 45% stock/55% cash pro ration mechanism.
(2) Based on Eagle's volume weighted average price for the twenty trading days ended August 23, 2017 and financials for TwinCo as of 06/30/17

Partnering with the Walsh family to Create the Premier Community Bank in the Ruby Valley and an Expert Agricultural Lender throughout Montana


CELEBRATING 100 YEARS
RUBY VALLEY BANK
Twin Bridges & Sheridan, Montana

- Ruby Valley Bank has a 100 year history of dedication to community banking in the Ruby Valley since its inception as First National Bank of Twin Bridges in 1917.
- The Walsh family through the leadership of Bob Walsh and Ken Walsh has built the bank as the leading business and agricultural lender in the Ruby Valley and Madison County. In 1982 Bob Walsh and a group of investors acquired First National Bank of Twin Bridges which shortly thereafter bought the Bank of Sheridan. After the merger the combined bank took the name of Ruby Valley Bank.



- Bob Walsh's vision was to provide the communities of Madison County the financial services and community support from a local independent bank which would be assisting local farms and businesses throughout the business cycles as a full and reliable partner. Bob stayed as Chairman of TwinCo, the holding company of Ruby Valley Bank until 2016. Bob Walsh was a successful rancher and a generous supporter of many community organizations until his death in 2017.
- Ken Walsh has continued over the last thirty years to follow the original business approach of the bank and established Ruby Valley as one of the dedicated and experienced agricultural lenders in Montana: this strong expertise was recognized in its recent participation in the Montana Ag Summit.



" Our community bank has developed strong agricultural lending expertise. Our loan officers are from agriculture backgrounds and keep current on the markets, trends and technology. Ruby Valley Bank is not a fair-weather lender, and with the volatility of agriculture, we have demonstrated that we will work with borrowers"

Kenneth Walsh, President and CEO of Ruby Valley Bank

Source: independent Banker–April 28, 2016

Ruby Valley Bank: Steady Business and Strong Deposit Franchise

RUBY VALLEY BANK
TWIN BRIDGES • SHERIDAN

Financial Highlights (Bank Level) (a)

	At or for 12 months ended December 31				
	2013	2014	2015	2016	06/17
Total Assets ($M)	$ 85	$ 88	$ 92	$ 93	$ 92
Total Net Loans ($M)	54	53	52	51	54
Total Deposits ($M)	73	76	79	80	78
Tang. Common Equity ($M)	12	12	13	13	14
ROAA (%)(b)	2.34	2.03	2.21	2.05	2.17
ROAE (%)(b)	16.77	14.40	15.43	14.19	14.94
Net Interest Margin (%)	5.45	5.07	4.92	4.49	4.41
Efficiency Ratio (%)	54.67	54.08	55.93	55.91	53.33
TRBC Ratio (%)	21.57	22.00	22.61	23.75	23.55
NPAs / Assets (%)	8.20	8.48	5.66	2.76	2.03
NCOs / Avg Loans (%)	(0.05)	1.21	0.01	(0.00)	0.18
LLRs / Gross Loans (%)	3.45	2.82	2.97	3.10	2.87

Franchise Highlights

- 26% non-interest bearing and 76% non-time deposits with an overall cost of funds of 0.19%
- Excellent management team with decades of combined banking experience
- Dominant presence in one of the largest agricultural markets in Montana
- Diversified loan portfolio with strong agricultural lending component

Loan Composition (c)



Consumer 3%
Multi Family 1%
1-4 Family 7%
C&D 2%
Non OO CRE 3%
C&I 16%
Farm Loans 25%
OO CRE 14%
Ag Production 28%

Loan Composition ($000s)	
1-4 Family	$ 4,087
OO CRE	7,494
Non OO CRE	1,902
Multi-Family	578
C&D	1,099
C&I	8,921
Consumer	1,678
Farm Loans	14,035
Ag Production	15,263
Total	$ 55,057
Yield on Loans	6.48%

Source: FDIC Call Report

Deposit Composition (c)



Int-DDA MM Sav 50%
Time < $100K 19%
Non-Int Bearing 26%
Time > $100K 5%

Deposit Composition ($000s)	
Non-Int. Bearing	$ 19,786
Int-DDT, MM, Saving	39,358
Time < $100K	15,226
Time > $100K	3,694
Total	$ 78,064
Cost of Funds	0.19%

(a) Dollars rounded to the nearest million
(b) As reported. Ruby Valley Bank operates as a sub chapter S corporation
(c) As of 6/30/17

The Combination will Create the Fifth Largest Bank Headquartered in Montana


Kootenai National Forest
BLACKFEET INDIAN RESERVATION
FORT PECK INDIAN RESERVATION
Flathead National Forest
FLATHEAD RESERVATION
Great Falls
MONTANA
Missoula
Helena
Miles City
Nez Perce - Clearwater National Forests
Butte
Bozeman
Billings
Beaverhead-Deerlodge National Forest
CROW RESERVATION
Payette National Forest
Salmon - Challis National Forest
Great Falls
MONTANA
Lewistown
Missoula
Helena
Harlowton
Roundup
Hamilton
Townsend
Anaconda
Butte
Billings
Bozeman
Columbus
Hardin
Dillon
Red Lodge

16
BRANCHES

● Eagle branches
● Ruby Valley branches

Source: SNL Financial

Opportunity to Operate the Leading Community Bank in Madison County and the Ruby Valley and Expand Eagle's Agricultural Lending in Montana

- The acquisition opens a premier Montana agricultural county to Eagle:

  "Agriculture is the heartbeat Of Ruby Valley, Montana where cattle outnumber people". Greater Ruby Valley Chamber of Commerce

  - The county relies on alfalfa production and cattle raising as the two main drivers of its economy
  - Madison County ranks 2nd in the state for quality alfalfa
  - Local ranches have gotten recognition for quality of cattle over the years and for sound resource management
  - Ruby Valley has benefited since the 1800's from a plentiful supply of water and strong irrigation infrastructure
  - The Valley has a rich legacy of land conservation and environment stewardship to sustain its economy.

- Post acquisition Eagle will own approximately 44% of the county's deposits

- The transaction will significantly enhance Eagle's agricultural and farm lending activities:
  - Post Transaction Eagle's agricultural portfolio will approximate $41 million and represent 7% of total loans
  - The expertise of Ruby Valley Bank will also enable Eagle to extend its agricultural lending more rapidly throughout its network

- This acquisition will create the fifth largest bank headquartered in Montana ranked by deposits

Montana				
2016 Rank	2015 Rank	Institution (ST)	2016 Number of Branches	2016 Total Deposits in Market ($000)
1	1	First Interstate BancSystem (MT)	49	3,997,934
2	2	Glacier Bancorp Inc. (MT)	55	3,619,906
3	3	Stockman Financial Corp. (MT)	37	2,335,495
4	4	Inter-Mountain Bancorp. Inc. (MT)	11	856,253
5	5	*Eagle Pro Forma Ruby Valley Acquisition*	15	587,809
6	6	Yellowstone Holding Co. (MT)	9	514,655
7	7	Eagle Bancorp Montana, Inc. (MT)	13	508,960
8	8	Montana Security Inc. (MT)	7	501,016

Source: SNL Financial
Note: Deposits data as of 6/30/2016

Pro Forma Impact

Eagle Estimated Pro Forma Summary Statistics:
(Dollars in millions except per share data)

PRO FORMA BALANCE SHEET[1]	• Total Assets	$805MM
	• Total Gross Loans	$580MM
	• Total Deposits	$590MM
PRO FORMA PER SHARE ACCRETION/(DILUTION)	• TBV/Share	~ (8)%
	• TBV Earnback[2] (Crossover Method)	~ 4 yrs
	• 2018 EPS (Incl. merger Exp.)	~ 12.3%
	• 2019 EPS	~ 15.4%
PRO FORMA CAPITAL RATIOS[1]	• TCE/TA Ratio	~ 7.21%
	• Leverage Ratio	~ 7.70%
	• Total RBC Ratio	~ 11.64%

[1] Pro Forma Balance Sheet and Capital Ratios as of 06/30/17 reflecting the acquisition

[2] Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share

Transaction Analysis

DUE DILIGENCE

- Comprehensive due diligence process
- In-depth review of credit files, underwriting methodology and policy
- 62% of total loans reviewed (75% of commercial and ag credits)
- Detailed review of expenses on a line item basis

TRANSACTION ASSUMPTIONS

- Estimated 3.0% credit mark of $1.6 million equal to existing Loan Loss Reserve
- Assumes a conservative 25% cost savings, 75% phased-in by year-end 2018, 100% thereafter
- Pre-tax, one-time buyer and seller combined merger charges are estimated at $1.6 million
- Core deposit intangibles of 1.5% amortized over 10 years using sum of years digits

An Expanding Franchise—Eagle Bancorp Montana, Inc.

Since its 2010 IPO, Eagle has leveraged its equity through acquisitions and strong organic growth, extending its franchise to all key markets in Montana and tripling its size: Ruby Valley is one more step in this expansion.



ASSETS
2017
2012-2016
2012
2010
2000
$800 MM
$710 MM
$510 MM
$316 MM
150 MM
2000
First Stage Conversion
2010
Second Stage IPO
2012
Acquisition of 7 Branches from Sterling Financial including $182 MM of Deposits
2012-2016
Organic Growth through new lending teams and products
2017
Acquisition of Ruby Valley Bank

A Compelling Opportunity for Eagle and its Investors

- Market expansion in steady growth Madison county market
- Acquisition will create fifth largest bank by deposits headquartered in Montana
- High quality acquisition with an attractive deposit mix and low-cost core funding
- Adds strong agricultural lending capability to Eagle's lending mix
- Retention of local management, board representation and relationship management talent
- Strategically attractive with compelling financial metrics
- Low execution risk
- Transaction expected to enhance Eagle's long-term shareholder value

Contact Information

Opportunity Bank
OF MONTANA

Pete Johnson
President/CEO

Office: 406.442.3080
Direct: 406.457.4006
Fax: 406.457.4013

pjohnson@oppbank.com

1400 Prospect Avenue
P.O. Box 4999
Helena, MT 59604

Laura Clark
SVP/Chief Financial Officer

Office: 406.442.3080
Direct: 406.457.4007
Fax: 406.457.4013

lclark@oppbank.com

www.opportunitybank.com